COLUMBIA FUNDS SERIES TRUST

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Income and Growth Portfolio

Columbia LifeGoal® Income Portfolio

(the “Portfolios”)

Supplement dated November 8, 2010 to

the Portfolios’ prospectuses dated August 1, 2010, as supplemented

Effective on November 8, 2010, the prospectuses for the Portfolios are revised and supplemented as follows:

1.	Principal Investment Strategies. The first paragraph of each section of the prospectuses subtitled “– Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Under normal circumstances, the Portfolio invests most of its assets in shares of mutual funds managed by Columbia Management Investment Advisers, LLC (the Adviser) or its affiliates (Columbia Funds), exchange-traded funds (ETFs) and third party-advised funds (collectively, Underlying Funds), equity and fixed income securities, including Treasury Inflation Protected Securities (TIPS), and other instruments such as derivatives.

2.	Principal Risks. The “Treasury Inflation Protected Securities Risk” is deleted in its entirety, and the risks disclosed below are added, to each Portfolio’s Principal Risks section of its prospectuses:

•	Focused Portfolio Risk – Underlying Funds may hold a limited number of securities, making them subject to greater risk of loss if any of those securities declines in price.

•

Geographic Concentration Risk – Certain Underlying Funds may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic regions in which the Underlying Fund invests. Such an Underlying Fund may be more volatile than a more geographically diversified fund.

•

Inflation Protected Securities Risk – The Portfolio and certain Underlying Funds may invest in inflation-protected debt securities, which tend to react to change in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Portfolio or Underlying Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments.

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Infrastructure-Related Companies Risk – Underlying Funds that concentrate their investments in infrastructure-related securities have greater exposure to adverse economic, regulatory, political, legal, and other conditions or events affecting the issuers of such securities. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in work stoppage, delays and cost overruns.

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Leverage Risk – Leverage occurs when the Portfolio increases its assets available for investment using borrowings, short sales, derivatives, or other instruments or techniques. The use of leverage creates greater likelihood of higher volatility of the Portfolio’s return and its net asset value. Changes in the value of the Portfolio’s portfolio securities will have a disproportionate effect on the net asset value per share when leverage is used. There is no guarantee that a leveraging strategy will be successful. Underlying Funds also may utilize leverage, subjecting the Portfolio to leverage risk indirectly.

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Master Limited Partnership Risk – Investments by the Portfolio or Underlying Funds in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Investors have more limited control and limited rights to vote on matters affecting the partnership. Investments are also subject to certain tax risks and conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership.

•

Quantitative Model Risk – Certain Underlying Funds may use quantitative methods to select securities. Securities selected using quantitative methods may perform differently from the market as a whole for may reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable an Underlying Fund to achieve its objective.

•

Tax Risk – One of the Underlying Funds currently intends to take positions in forward currency contracts with an aggregate notional value exceeding 80% of the Underlying Fund’s total net assets. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. Although foreign currency gains currently constitute “qualifying income,” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a fund’s foreign currency gains not “directly related” to its “principal business” of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Underlying Fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case the Underlying Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Underlying Fund’s Board of Directors may authorize a significant change in investment strategy or Underlying Fund liquidation.

3.	Underlying Funds. The Underlying Funds listed below are added to the table in the section entitled “Underlying Funds Summary.” The Columbia Income Fund is renamed the Columbia Corporate Income Fund.

The Underlying Funds	Investment Objectives	Principal Investment Strategies
Large Capitalization Domestic Equity

Columbia Diversified Equity Income Fund	The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	The Fund’s assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying common and preferred stocks. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, may emphasize one or more particular sectors.

Columbia Dividend Opportunity Fund	The Fund seeks to provide shareholders with a high level of current income. The Fund’s secondary objective is growth of income and capital.	The Fund’s assets are primarily invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying common and preferred stocks. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund may invest up to 25% of its net assets in foreign investments.

Columbia Equity Value Fund	The Fund seeks to provide shareholders with growth of capital and income.	Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities. These securities may provide income, offer the opportunity for long-term capital appreciation, or both. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

The Underlying Funds	Investment Objectives	Principal Investment Strategies

Columbia Large Core Quantitative Fund	The Fund seeks to provide shareholders with long-term capital growth.	Under normal market conditions, at least 80% of the Fund’s net assets are invested in equity securities of companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase. The universe of stocks from which the Adviser selects the Fund’s investments primarily will be those included in the Fund’s benchmark, the S&P 500 Index. The Fund generally holds fewer stocks than the index and may hold securities that are not in the index.

Columbia Large Growth Quantitative Fund	The Fund seeks to provide shareholders with long-term capital growth.	Under normal market conditions, at least 80% of the Fund’s net assets are invested in equity securities of companies with market capitalizations of over $5 billion at the time of purchase or that are within the capitalization range of companies in the Russell 1000 Growth Index at the time of purchase. The universe of stocks from which the Adviser selects the Fund’s investments primarily will be those included in the Russell 1000 Growth Index. The Fund generally holds fewer stocks than the index and may hold securities that are not in the index.

Columbia Large Value Quantitative Fund	The Fund seeks to provide shareholders with long-term capital growth.	Under normal market conditions, at least 80% of the Fund’s net assets are invested in equity securities of companies with market capitalizations of over $5 billion at the time of purchase or that are within the capitalization range of companies in the Russell 1000 Value Index at the time of purchase. The Fund can invest in any economic sector and, at times, may emphasize one or more particular sectors. The universe of stocks from which the Adviser selects the Fund’s investments primarily will be those included in the Russell 1000 Value Index. The Fund generally holds fewer stocks than the index and may hold securities that are not in the index.

Columbia Marsico Flexible Capital Fund	The Fund seeks to provide shareholders with long-term growth of capital.	The Fund is a non-diversified fund that invests in equity securities and other investments that are selected primarily for their long-term growth potential. Under normal market conditions, the Fund may invest up to 40% of its assets in various types of fixed income and variable income securities, including up to 25% in securities rated below investment grade (commonly called “high yield securities” or “junk bonds”). The Fund may invest without limit in foreign investments, including investments in emerging markets. The Fund may invest in issuers of any size, and will generally hold a core position of between 20 and 50 securities or other investments, but this range may change from time to time.

Columbia Marsico Growth Fund	The Fund seeks long-term growth of capital.	Under normal circumstances, the Fund invests primarily in equity securities of large-capitalization companies that have market capitalizations of $5 billion or more at the time of purchase. The Fund generally holds a core position of between 35 and 50 common stocks. The Fund may invest up to 25% of its total assets in foreign securities, including in emerging market securities.

Columbia Recovery and Infrastructure Fund	The Fund seeks to provide shareholders with long-term growth of capital.	The Fund is a non-diversified mutual fund that generally seeks to invest in infrastructure-related companies that appear to be undervalued or that may be temporarily out of favor, but that the Adviser believes are entering a period of recovery (i.e., a period in which these infrastructure-related companies have good prospects for growth or

The Underlying Funds	Investment Objectives	Principal Investment Strategies

capital appreciation). Under normal market
conditions, the Fund invests at least 80% of its net
assets (including the amount of any borrowings for
investment purposes) in equity securities issued by
infrastructure-related companies. The Fund may invest
up to 20% of its assets in securities of issuers that are
not infrastructure-related companies including
companies that the Adviser believes may be
undervalued due to their cyclical nature, market
conditions, and/or changes in the economy. The Fund
may invest in companies of any size and may invest
up to 25% of its net assets in foreign investments. The
Fund may invest in publicly traded units of master
limited partnerships, real estate investment trusts,
ETFs and other investment companies.

Columbia Select Large-Cap Value Fund	The Fund seeks to provide shareholders with long-term capital appreciation.	Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the common stock of “value” companies with large market capitalizations ($4 billion or more) at the time of purchase by the Fund. The Fund considers “value” companies to be those companies believed by the Adviser to be undervalued, either historically, by the market, or by their peers. The Adviser seeks to identify value companies that it believes display certain characteristics, including but not limited to, a low price-to-earnings and/or low price-to-book ratio, positive change in senior management, positive corporate restructuring, temporary setback in price due to factors that no longer exist, positive shift in the company’s business cycle, and/or a catalyst for increase in the rate of the company’s earnings growth. The Fund may hold a small number of securities because the Adviser believes doing so allows it to adhere to its value investment approach. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

Columbia Strategic Investor Fund	The Fund seeks long-term growth of capital by using a “value” approach to invest primarily in common stocks.	Under normal circumstances, the Fund invests primarily in common stocks of companies that the Adviser believes are attractively valued and have the potential for long-term growth. The Fund may invest in companies that have market capitalizations of any size and may invest a significant amount of its assets in smaller companies. The Fund may invest up to 33% of its total assets in foreign securities, including securities of companies in emerging market countries. The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in special situations such as initial public offerings, in companies involved in management changes, tender offers, mergers and other corporate restructurings and in companies developing new technologies.

RiverSource Partners Fundamental Value Fund	The Fund seeks to provide shareholders with long-term capital growth.	The Fund’s assets are primarily invested in equity securities of U.S. companies. Under normal market conditions, the Fund’s net assets will be invested primarily in companies with market capitalizations of at least $5 billion at the time of the Fund’s investment. The Fund may invest up to 25% of its net assets in foreign investments. The Fund may invest in any economic sector and, at times,

The Underlying Funds	Investment Objectives	Principal Investment Strategies

it may emphasize one or more particular sectors.

Seligman Growth Fund, Inc.	The Fund seeks to provide shareholders with long-term capital appreciation.	Generally, the Fund invests primarily in the common stock of large U.S. companies, selected for their growth prospects, but may also invest in small and mid-sized companies. The Fund may invest up to 25% of its net assets in foreign investments.

Mid-Capitalization Domestic Equity

Columbia Acorn Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of investment. The Fund invests the majority of its assets in U.S. companies, but also may invest up to 33% of its total assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil).

Columbia Acorn Select	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests a majority of its net assets in the common stock of companies with market capitalizations under $20 billion at the time of investment. The Fund invests the majority of its assets in U.S. companies, but also may invest up to 33% of its total assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil). The Fund invests in a limited number of companies (generally between 30-60), offering the potential to provide above-average growth over time. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

Columbia Mid Cap Growth Opportunity Fund	The Fund seeks to provide shareholders with growth of capital.	Under normal market conditions, the Fund will invest at least 80% of its net assets at the time of purchase in the common stocks of mid-capitalization companies. The Adviser defines mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by the share price) falls within the range of the companies that comprise the Russell Midcap Growth Index.

Columbia Mid Cap Value Opportunity Fund	The Fund seeks to provide shareholders with long-term growth of capital.	Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of purchase fall within the range of the Russell Midcap Value Index. Up to 20% of the Fund’s net assets may be invested in stocks of smaller or larger companies, preferreds, convertibles, or other debt securities. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

Seligman Capital Fund, Inc.	The Fund seeks to provide shareholders with capital appreciation.	The Fund invests primarily in the common stock of medium-sized U.S. companies. The Fund defines medium-sized companies as those with market capitalizations at the time of purchase by the Fund of between $1 billion and $15 billion. The Fund may invest up to 25% of its net assets in foreign investments.

The Underlying Funds	Investment Objectives	Principal Investment Strategies
Small-Capitalization Domestic Equity

Columbia Frontier Fund, Inc.	The Fund seeks to provide shareholders with growth of capital.	Although the Fund may invest in the securities of any company, the Fund invests at least 65% of its net assets (including any amounts borrowed for investment purposes), determined at the time of investment, in equity securities of small U.S. companies. For these purposes, small companies are currently defined as companies with market capitalization, at the time of purchase, of $2 billion or less. Companies are selected for their growth prospects (as identified by the Adviser).

Columbia Multi-Advisor Small Cap Value Fund	The Fund seeks to provide shareholders with long-term capital appreciation.	Under normal market conditions, at least 80% of the Fund’s net assets are invested in small cap companies. For these purposes, small cap companies are those that have a market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000 Value Index. The Fund may invest up to 25% of its net assets in foreign investments.

Columbia Select Smaller-Cap Value Fund	The Fund seeks to provide shareholders with long-term capital appreciation.	Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the common stock of “value” companies with smaller market capitalizations ($3 billion or less) at the time of purchase by the Fund. The Fund considers “value” companies to be those companies believed by the Adviser to be undervalued, either historically, by the market, or by their peers. The Fund may invest up to 25% of its net assets in foreign investments. The Fund may hold a small number of securities because the Adviser believes doing so allows it to adhere to its value investment approach. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

RiverSource Disciplined Small Cap Value Fund	The Fund seeks to provide shareholders with long-term capital growth.	Under normal market conditions, at least 80% of the Fund’s net assets are invested in small capitalization equity securities. For these purposes, small capitalization equity securities are securities of companies with market capitalizations that fall within the range of companies that comprise the Russell 2000 Value Index at the time of investment. Up to 25% of the Fund’s net assets may be invested in foreign investments.

RiverSource Disciplined Small and Mid Cap Equity Fund	The Fund seeks to provide shareholders with long-term capital growth.	Under normal market conditions, at least 80% of the Fund’s net assets are invested in equity securities of companies with market capitalizations of up to $5 billion or that fall within the range of companies that comprise the Russell 2500 Index at the time of investment. Up to 25% of the Fund’s net assets may be invested in foreign investments.

International/Global Equity

Columbia Acorn International Select	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 65% of its net assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom). The Fund also may invest up to 35% of its total assets in companies in emerging markets (for example, China, India and Brazil). The Fund invests in at least three countries other than the United States but may invest up to 25% of its total assets in securities of U.S. issuers. Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized

The Underlying Funds	Investment Objectives	Principal Investment Strategies

companies with market capitalizations under $25
billion at the time of investment. The Fund also may
invest in larger-sized companies. The Fund invests in
a limited number of foreign companies (generally
between 40-60), offering the potential to provide
above-average growth over time.

Columbia Asia Pacific ex-Japan Fund	The Fund seeks to provide shareholders with long-term growth of capital.	Under normal market conditions, at least 80% of the Fund’s net assets will be invested in securities of companies located in the Asia Pacific Region, excluding Japan. The Fund may invest in companies of any market capitalization. Countries in the Asia Pacific Region include but are not limited to Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. Some of these countries may represent developing or emerging markets. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. From time to time, the portfolio management team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations. The portfolio management team may use derivatives such as futures, options, forward contracts and swaps, including participatory notes, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, to speculate, or to obtain or reduce credit exposure.

Columbia Emerging Markets Opportunity Fund	The Fund seeks to provide shareholders with long-term capital growth.	The Fund’s assets are primarily invested in equity securities of emerging markets companies. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in securities of companies that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging market countries or from sales made in emerging markets countries. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

Columbia European Equity Fund	The Fund seeks to provide shareholders with capital appreciation.	The Fund primarily invests in equity securities of European companies that are believed to offer growth potential. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of European issuers. Although the Fund emphasizes investments in developed countries, the Fund also may invest in companies located in developing or emerging markets. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

Columbia Global Equity Fund	The Fund seeks to provide shareholders with long-term capital growth.	Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities, including securities of companies located in developed and emerging countries. Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The Adviser may reduce this 40% minimum investment amount to 30% if it believes that market conditions for

The Underlying Funds	Investment Objectives	Principal Investment Strategies

these securities or specific foreign markets are unfavorable. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

Columbia Global Extended Alpha Fund	The Fund seeks to provide shareholders with long-term capital growth.	Under normal market conditions, the Fund will invest primarily in equity securities, including at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The Fund’s subadviser may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund may invest in equity securities of companies located in developed and emerging markets. The Fund will hold both long and short positions. The subadviser is able to invest the proceeds from its short positions in additional long positions. Both long and short positions may be obtained through buying or selling individual securities or creating similar long or short exposure through the use of derivative instruments. The Fund expects to maintain an approximate net long asset exposure to the equity market (long market exposure minus short market exposure) between 90% and 105%, targeting 110% to 140% gross long exposure and 10% to 40% gross short exposure. Actual exposure will vary over time based on factors such as market movements and the portfolio management team’s assessment of market conditions and may result in the Fund not taking short positions from time to time. In addition to individual stocks, the portfolio management team may use ETFs, and certain derivative instruments, including portfolio and equity swaps, futures, options and forward contracts. These instruments may be used by the Fund to obtain additional long or short exposure to a security (or basket of securities) or to hedge existing long or short positions. From time to time the team may hold foreign currencies, or use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

Columbia Multi-Advisor International Value Fund	The Fund seeks to provide shareholders with long-term capital growth.	The Fund’s assets primarily are invested in equity securities of foreign issuers that are believed to be undervalued and offer growth potential. The Fund may invest in both developed and emerging markets. The Fund may use foreign currency forward contracts.

RiverSource Disciplined International Equity Fund	The Fund seeks to provide shareholders with long-term capital growth.	Under normal market conditions, at least 80% of the Fund’s assets will be invested in equity securities of foreign issuers or in instruments that provide exposure to foreign equity markets. The Fund may invest in securities of or instruments that provide exposure to both developed and emerging markets issuers. The Adviser may use forward currency transactions or other derivative instruments to hedge against currency fluctuations. The Adviser may also use derivative instruments, such as options, futures, forward contracts or swaps, to produce incremental earnings, to increase flexibility, to gain exposure to a segment of the market or to hedge against existing positions.

The Underlying Funds	Investment Objectives	Principal Investment Strategies

RiverSource Partners International Select Growth Fund	The Fund seeks to provide shareholders with long-term capital growth.	The Fund’s assets are primarily invested in equity securities of foreign issuers that are believed to offer strong growth potential. The Fund may invest in both developed and emerging markets. The Fund may use foreign currency futures contracts or foreign currency forward contracts and may purchase foreign currency.

RiverSource Partners International Small Cap Fund	The Fund seeks to provide shareholders with long-term growth of capital.	The Fund invests primarily in equity securities of non-U.S. companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in the stocks of small companies. The Fund considers small companies to be those whose market capitalization falls within the range of companies in the S&P Global ex-U.S. Small Cap Index. The Fund may invest in mature markets (such as the United Kingdom, Canada, and Japan) and in emerging markets (such as Korea, Mexico, and Russia). The Fund will hold both growth and value stocks and at times may favor one more than the other based on available opportunities. The Fund may use foreign currency futures contracts or foreign currency forward contracts and may purchase foreign currency.

Threadneedle Global Equity Income Fund	The Fund seeks to provide shareholders with a high level of current income and secondarily, growth of capital.	Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities. The securities in which the Fund invests will typically include dividend-paying common and preferred stocks that produce current income or that offer potential to produce income. The Fund may invest in equity securities of companies located in developed and emerging markets. The Fund may invest in any economic sector and, at times, it may emphasize one or more particular sectors. Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The Adviser may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. From time to time the Fund may use forward currency transactions or other derivative instruments to hedge against currency fluctuations. The Fund may use derivatives such as futures, options, swaps, forward contracts and structured investments, to produce incremental earnings, to hedge existing positions and/or currency fluctuations, or to increase flexibility.

Threadneedle International Opportunity Fund	The Fund seeks to provide shareholders with long-term capital growth.	The Fund’s assets primarily are invested in equity securities of foreign issuers that are believed to offer strong growth potential. The Fund may invest in developed and in emerging markets. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

Government and Corporate Debt

Columbia Corporate Income Fund	The Fund seeks total return, consisting primarily of current income and secondarily of capital	Under normal circumstances, the Fund invests at least 80% of its net assets in debt securities issued by corporate and other non-governmental issuers, including dollar-

The Underlying Funds	Investment Objectives	Principal Investment Strategies

	appreciation.	denominated debt securities issued by foreign companies. The Fund also invests at least 60% of total assets in securities that, at the time of purchase, are investment grade securities or unrated securities determined by the Adviser to be of comparable quality. The Fund may invest up to 40% of total assets in securities that, at the time of purchase, are below investment grade securities or in unrated securities determined by the Adviser to be of comparable quality. The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund also may invest in private placements. The Fund may also participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities.

Columbia Diversified Bond Fund	The Fund seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.	Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. At least 50% of the Fund’s net assets will be invested in securities like those included in the Barclays Capital U.S. Aggregate Bond Index, which are investment grade and denominated in U.S. dollars. The index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk in an effort to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds. Up to 25% of the Fund’s net assets may be invested in foreign investments, which may include investments in emerging markets. The Adviser may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

Columbia Emerging Markets Bond Fund	The Fund seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	The Fund is a non-diversified fund that invests primarily in fixed income securities of emerging markets issuers. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in fixed income securities of issuers that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. Such securities may be denominated in either non-U.S. currencies or the U.S. dollar. While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign government issuer. Emerging market fixed income securities are generally rated in the lower rating categories of recognized rating agencies or considered by the Adviser to be of comparable quality. These lower quality fixed income securities are often called “junk bonds.” The Fund may invest up to 100% of its assets in these lower rated securities. The Adviser may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or

The Underlying Funds	Investment Objectives	Principal Investment Strategies

to obtain or reduce credit exposure.

Columbia Floating Rate Fund	The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, preservation of capital.	Under normal market conditions, at least 80% of the Fund’s net assets will be invested in floating rate loans and other floating rate debt securities. These debt obligations will generally be rated non-investment grade by recognized rating agencies (similar to “junk bonds”) or, if unrated, be considered by the Adviser to be of comparable quality. Up to 25% of the Fund’s net assets may be invested in foreign investments.

Columbia Global Bond Fund	The Fund seeks to provide shareholders with high total return through income and growth of capital.	The Fund is a non-diversified mutual fund that invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in investment-grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high and medium-quality debt securities, it may assume some credit risk in seeking to achieve higher dividends and /or capital appreciation by buying below investment-grade bonds (junk bonds). Under normal market conditions, the Fund generally will invest at least 40% of its net assets in debt obligations of foreign governments, and companies that (a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. The Adviser may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Adviser may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, interest rate fluctuations or currency fluctuations, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

Columbia Inflation Protected Securities Fund	The Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	The Fund is a non-diversified fund that, under normal market conditions, invests at least 80% of its net assets in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The Fund currently intends to focus on inflation-protected debt securities issued by the U.S. Treasury. The Fund invests only in securities rated investment grade at the time of purchase by a third-party rating agency or, if unrated, deemed by the Adviser to be of comparable quality. Up to 20% of the Fund’s net assets may be invested in non-inflation protected debt obligations issued by U.S. and foreign governments, their agencies and instrumentalities, as well as U.S. and foreign corporate debt obligations, mortgage and asset-backed securities and money market instruments.

Columbia Intermediate Bond Fund	The Fund seeks total return, consisting of current income and capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in bonds, including debt securities issued by the U.S. Government and its agencies, debt securities issued by corporations, mortgage- and other

The Underlying Funds	Investment Objectives	Principal Investment Strategies

asset-backed securities and dollar-denominated
securities issued by foreign governments, companies
or other entities. The Fund also invests at least 60% of
its net assets in debt securities that, at the time of
purchase, are rated in at least one of the three highest
bond rating categories or are unrated securities
determined by the Adviser to be of comparable
quality. The Fund may invest up to 20% of net assets
in securities that, at the time of purchase, are below
investment grade securities (commonly referred to as
“high yield securities” or “junk bonds”) or in unrated
securities determined by the Adviser to be of
comparable quality. The Fund may invest in
derivatives, including futures, forwards, options, swap
contracts and other derivative instruments. The Fund
may invest in derivatives for both hedging and
non-hedging purposes, including, for example, to seek
to enhance returns or as a substitute for a position in
an underlying asset. The Fund also may invest in
private placements. The Fund also may participate in
mortgage dollar rolls up to the Fund’s then current
position in mortgage-backed securities.

Columbia Limited Duration Credit Fund	The Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.	Under normal market conditions, the Fund invests at least 80% of its net assets in credit-related bonds and debt securities. The Fund will primarily invest in debt securities with short- and intermediate-term maturities. The Fund will primarily invest in credit-related bonds, such as corporate bonds and agency, sovereign, supranational and local authority bonds. The Fund may invest up to 15% of its net assets in securities rated below investment grade. Up to 25% of the Fund’s net assets may be invested in foreign investments.

Columbia U.S. Government Mortgage Fund	The Fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	The Fund’s assets primarily are invested in mortgage-backed securities. Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in mortgage related securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities. This includes, but is not limited to Government National Mortgage Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the United States; and Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage-backed bonds. FNMA and FHLMC are chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the United States Treasury. The Adviser may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

RiverSource Short Duration U.S. Government Fund	The Fund seeks to provide shareholders with a high level of current income and safety of principal consistent with investment in U.S. government and	Under normal market conditions, at least 80% of the Fund’s net assets are invested in debt securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. The Fund invests in direct obligations of the U.S. government, such

The Underlying Funds	Investment Objectives	Principal Investment Strategies

	governmental agency securities.	as Treasury bonds, bills and notes, and of its agencies and instrumentalities. The Fund may invest to a substantial degree in securities issued by various entities sponsored by the U.S. government, such as FNMA or Fannie Mae and FHLMC or Freddie Mac. These issuers are chartered or sponsored by acts of Congress; however, their securities are neither issued nor guaranteed by the United States Treasury. The Fund may also invest in debt securities that are not issued by the U.S. government, its agencies or instrumentalities, as well as securities that are denominated in currencies other than the U.S. dollar. The Adviser may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

Below Investment Grade

Columbia High Yield Bond Fund	The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Under normal market conditions, the Fund will invest at least 80% of its net assets in high-yield debt instruments (commonly referred to as “junk” bonds or securities). These high yield debt instruments include corporate debt securities as well as bank loans rated below investment grade by a nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality. Up to 25% of the Fund’s net assets may be invested in high yield debt instruments of foreign issuers. The Adviser may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

Columbia Income Opportunities Fund	The Fund seeks to provide shareholders with a high total return through current income and capital appreciation.	Under normal market conditions, the Fund’s assets are invested primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. These income-producing debt securities include corporate debt securities as well as bank loans. The Fund will purchase only securities rated B or above, or unrated securities believed by the Adviser to be of the same quality. If a security falls below a B rating after investment by the Fund, the Fund may continue to hold the security. Up to 25% of the Fund’s net assets may be in foreign investments.

Money Market Instruments

Columbia Money Market Fund	The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	The Fund’s assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of deposit, bankers’ acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. government securities. Additionally, the Fund may invest up to 35% of its total assets in U.S. dollar-denominated foreign investments.

The Underlying Funds	Investment Objectives	Principal Investment Strategies
Specialty and Alternative Investment Strategy Funds

Columbia 120/20 Contrarian Equity Fund	The Fund seeks to provide shareholders with long-term growth of capital.	Under normal market conditions, at least 80% of the Fund’s net assets (including any borrowings for investment purposes) are invested in equity securities. In pursuit of the Fund’s objective, the Adviser will hold long positions and short positions. Up to 25% of the Fund’s net assets may be invested in foreign investments. The Fund expects to maintain an approximate net 100% long asset exposure to the equity market (long market exposure minus short market exposure), targeting 110% to 120% long exposure and 10% to 20% short exposure. Actual exposure will vary over time based on factors such as market movements and the Adviser’s assessment of market conditions. Based on these factors, the Fund’s long exposure may range between 80% and 120%, and the Fund’s short exposure may range between 0% and 20%. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

Columbia Absolute Return Currency and Income Fund	The Fund seeks to provide shareholders with positive absolute return.	Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in short-duration debt obligations (or securities that invest in such debt obligations, including an affiliated money market fund) and forward foreign currency contracts. In pursuit of the Fund’s objective, to provide absolute return, the Adviser seeks to generate positive total returns from the income produced by the short-term debt obligations, plus (minus) the gain (loss) resulting from fluctuations in the values of various foreign currencies relative to the U.S. dollar. The Fund’s investment in short-duration debt obligations will consist primarily of (i) U.S. dollar denominated non-government, corporate and structured debt securities rated investment grade, or, if unrated, determined to be of comparable quality by the Adviser, and (ii) shares of an affiliated money market fund. A small portion of the Fund’s portfolio may consist of U.S. government securities. In addition to producing income, these holdings will be designated by the Fund, as necessary, to cover obligations with respect to, or that may result from, the Fund’s investments in forward currency contracts. The Fund invests in forward foreign currency transactions. It is expected that the gross notional value of the Fund’s forward foreign currency contracts will be equivalent to at least 80% of the Fund’s net assets. The Adviser utilizes a quantitative, proprietary model that uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of several developed countries’ currencies relative to the U.S. dollar. The Adviser will enter into long forward currency contracts for a limited number of the currencies that rank higher in the model. Conversely, the Adviser will enter into short forward currency contracts for a limited number of the currencies that rank lower in the model. The Adviser runs the model regularly and generally seeks to maintain long and short forward currency contracts with approximately equal gross notional values.

Columbia Seligman Communications and Information Fund, Inc.	The Fund seeks to provide shareholders with capital gains.	Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies

The Underlying Funds	Investment Objectives	Principal Investment Strategies

operating in the communications, information and related industries. The Fund may invest up to 25% of its net assets in foreign investments.

Columbia Seligman Global Technology Fund	The Fund seeks to provide shareholders with long-term capital appreciation.	The Fund generally invests at least 80% of its assets in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries. For these purposes, technology-related companies are those companies that use technology extensively to improve their business processes and applications. The technology industry comprises information technology and communications, as well as medical, environmental and bio-technology. The Fund may invest in companies domiciled in any country which the Adviser believes to be appropriate to the Fund’s objective. The Fund generally invests in several countries in different geographic regions. Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The Adviser may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

Columbia Strategic Allocation Fund	The Fund seeks to provide shareholders maximum total return through a combination of growth of capital and current income.	The Fund’s assets primarily are allocated among nine different investment categories. The fixed income investment categories include: U.S. investment grade bonds, international bonds, emerging market bonds, U.S. high yield bonds and cash or cash equivalents. The equity investment categories currently include: emerging markets equities, international developed market equities, U.S. mid and small cap equities and U.S. large cap equities. The Adviser uses proprietary, quantitative models to determine the portion of the Fund’s assets to be invested in each asset class. These models take into account various measures of the mean reversion and momentum of different asset classes. The Fund may invest up to 50% of its net assets in foreign investments, which may include emerging markets, and up to 15% of its total assets in below investment-grade debt securities (junk bonds).

RiverSource LaSalle Global Real Estate Fund	The Fund seeks to provide shareholders with total return through a combination of current income and long-term capital appreciation.	The Fund is a non-diversified fund that concentrates its investments in the real estate industry. The Fund intends to invest, under normal market conditions, at least 80% of its net assets in equity and equity-related securities issued by “Global Real Estate Companies,” which are companies that meet one of the following criteria: (i) companies qualifying for U.S. federal income tax purposes as REITs; (ii) entities similar to REITs formed under the laws of non-U.S. countries; or (iii) other companies located in any country that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets in such real estate. The Fund may invest in Global Real Estate Companies located in any

The Underlying Funds	Investment Objectives	Principal Investment Strategies

country, including up to 15% of its net assets in
securities of companies in emerging markets. Under
normal market conditions, the Fund expects to
maintain investments in at least three developed
countries, including the U.S., and will not invest more
than 10% of its net assets in the securities of any
single issuer. Under normal market conditions, at least
40% of the Fund’s net assets will be invested outside
the U.S. The Adviser may reduce this 40% minimum
investment amount to 30% if it believes that market
conditions for these types of Global Real Estate
companies or specific foreign markets are
unfavorable.

RiverSource LaSalle Monthly Dividend Real Estate Fund	The Fund seeks to provide shareholders with a high level of current income and, secondarily, capital appreciation.	The Fund concentrates its investments in the real estate industry, investing, under normal conditions, at least 80% of its net assets in equity and equity-related securities issued by “real estate companies” (such as REITs), which are companies that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or have at least 50% of their assets in such real estate.

RiverSource Precious Metals and Mining Fund	The Fund seeks to provide shareholders with long-term growth of capital.	The Fund is a non-diversified mutual fund that, under normal market conditions, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies in precious metals industries or in mining industries (including precious metals, non-precious metals and special minerals). Non-precious metals and minerals include things such as: nickel, copper, zinc, energy, coal, metallurgical coal, natural gas, salt, or other common metals or minerals. While the Fund will at all times maintain investments in securities of companies in both precious metals and in mining industries, under normal market conditions, at least 65% of the Fund’s net assets will be invested in securities of companies in precious metals related industries, which may include up to 10% in gold, silver, or other precious metals, strategic metals or other metals occurring naturally within such metals and at least 50% of the Fund’s net assets will be invested in foreign securities.

RiverSource Real Estate Fund	The Fund seeks to provide shareholders with total return from both current income and capital appreciation.	The Fund is a non-diversified fund that invests primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies operating in the real estate industry, including equity securities of REITs, and other real estate related investment companies that invest in real estate or real estate debt and which qualify for REIT tax status.

Shareholders should retain this Supplement for future reference.

C-1056-1 A (11/10)